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                                                                    EXHIBIT 10.2



                      TECHNICAL SUPPORT SERVICES AGREEMENT

         This Technical Support Services Agreement (the "Agreement") is entered into this 1ST day of April, 1999, by and between Insurance Management Solutions, Inc., (herein, "IMS"), a Florida corporation, with its principal place of business at 360 Central Avenue, St. Petersburg, Florida, 33701, and, Bankers Insurance Group, Inc. and its subsidiaries (collectively, the "BIG Entities"), a Florida corporation, whose principal place of business is located at 360 Central Avenue, St. Petersburg, Florida, 33701.

         WHEREAS, IMS offers technical support services relating to computer programming, systems analysis and other related matters (collectively, "Services"); and

         WHEREAS, the BIG Entities are desirous of contracting with IMS for the aforementioned Services.

         NOW, THEREFORE, the parties hereto, in consideration of the covenants and agreements contained herein and in further consideration of the benefits and advantages flowing from each to the other, covenant and agree as follows:

                                    SECTION 1

                               SERVICES PROVISIONS

         A. Services. IMS agrees to provide Services reasonably requested from time to time by one or more BIG Entities. IMS shall provide such Services utilizing its own employees and/or independent contractors mutually acceptable to IMS and the applicable BIG Entity(ies). Such Services may include writing and designing new programs, trouble-shooting existing and new programs, maintaining existing programs, testing and approving any suggested programs, and generally advising the BIG Entities, regarding systems either built or maintained for the BIG Entities. IMS shall be solely responsible for directing and supervising all aspects of its employees' job performance.

         1. BIG Entities may exercise discretion in the employment by IMS of independent contract programmers for purposes of completing specific projects under required scheduling deadlines.

         2. This Agreement shall serve as a "master" agreement between IMS and the BIG Entities for purposes of establishing an ongoing technical services arrangement. Individual addenda shall be attached to this Agreement for each specific project requested by any BIG Entity(ies) and shall be substantially in the form attached hereto as Exhibit "A".

         B. Project Management. Each party shall designate on Exhibit "A" one or more individuals to serve as "Project Manager". From time to time, at its discretion, each party may designate replacement Project Managers. The Project Managers shall have authority to give and receive any notices, approvals, or other communications required hereunder, and issue and approve any changes and otherwise manage the project. On a regular basis and as





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mutually agreed to by the parties, the Project Managers, and any other appropriate or necessary personnel shall conduct project reviews to discuss in person or by other means the progress on the project and any other matters that need to be brought to the attention of one party by the other.

         C. Term; Termination. IMS and the BIG Entities understand and agree that either IMS or the BIG Entities may terminate this Agreement upon sixty (60) days written notice of such termination given to the other party. In addition, both parties agree that (i) either IMS or the BIG Entities may terminate this Agreement if the other party materially breaches any of the provisions of this Agreement and fails to correct such breach within fifteen (15) business days after receipt of written notice of breach from the non-breaching party, and (ii) the BIG Entities may terminate this Agreement if, in their reasonable discretion, the BIG Entities determine that the employees and/or independent contractors being utilized by IMS are unable to perform the Services, and IMS fails to take corrective action within fifteen (15) business days after receipt of written notice from the BIG Entities.


                                   SECTION 2

                                  COMPENSATION

         A. Compensation. The BIG Entities shall compensate IMS on the basis of the number of hours worked by IMS employees in performing Services for the Big Entities and for any other expenses reasonably incurred by IMS in performing the Services for the BIG Entities, as set forth on an invoice submitted by IMS. The basis for the invoice will be hourly time sheets completed by such individuals. Such time sheets shall be made available at reasonable times for review, upon request by the BIG Entities. The hourly rate of compensation shall be as indicated on the attached Exhibit "A", which shall specify the hourly rate and job function with particularity.

         B. Travel. Reasonable travel and overnight lodging shall be reimbursed only if authorized by the BIG Entities and specified in Exhibit "A" for the project.

         C. Payment. Payment of all fees for Services performed and expenses that are invoiced to the BIG Entities shall be due thirty (30) days from the invoice date. All payments due IMS hereunder shall be due in United States dollars and shall be directed to the IMS Accounting Department. IMS reserves the right to charge interest on any unpaid balance at the rate of 1.5% per month, or at the maximum rate permitted by law if such maximum rate is less than 1.5% per month. If the BIG Entities have a dispute regarding amounts owed by the BIG Entities under this Agreement, the BIG Entities shall pay any undisputed amounts owed by the BIG Entities without set-off or hold back for any disputed amounts.

         D. Taxes. The BIG Entities shall be responsible for the payment of all applicable taxes except those based solely on the income of IMS.




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                                    SECTION 3

                        CONFIDENTIALITY AND NONDISCLOSURE

         IMS recognizes and acknowledges that the list of the BIG Entities' customers, trade secrets, data processing systems, computer software, computer programs, or other systems, data, methods, or procedures developed or used by IMS, as they may exist from time to time, are valuable, special and unique assets of the BIG Entities' business. IMS will not, during or after the term of this Agreement without the prior written consent of the BIG Entities, which consent may be arbitrarily withheld, and except to the extent necessary to accomplish assignments on behalf of the BIG Entities in which IMS is, at any given time during the term of this Agreement, currently and actively engaged, possess, transmit, copy, reproduce, or disclose the list of the BIG Entities' customers or any part thereof or any of the BIG Entities present or future trade secrets, or any of the BIG Entities data processing systems, computer software, computer programs or other systems, data, methods, or procedures to any person, firm, corporation, association, or any other entity for any reason or purpose whatsoever, nor will the undersigned assist anyone else to do so. In addition, IMS will take all reasonable precautions to ensure that its employees comply with the aforementioned restrictions. In the event of a breach or threatened breach by IMS of the provisions hereof, the BIG Entities shall be entitled to an injunction restraining IMS from disclosing, in whole or in part, the list of the BIG Entities' customers or the BIG Entities' trade secrets, or from rendering any services to any person, firm, corporation, association, or other entity to whom such list or such trade secrets, in whole or in part, has been disclosed or is threatened to be disclosed and requiring the return to the BIG Entities of all copies of customer lists, manuals, data, software, computer programs, or written procedures in the possession of IMS. Nothing herein shall be construed as prohibiting the BIG Entities from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages from IMS. The existence of any claim or cause of action of IMS against the BIG Entities shall not constitute a defense to the enforcement by the BIG Entities of this covenant. No failure of the BIG Entities to exercise any right given hereunder shall be taken or construed as a waiver of its right to seek any remedies by reason of any past, present, or future breaches of the Agreement on the part of IMS.


                                    SECTION 4

                     TITLE AND INTELLECTUAL PROPERTY RIGHTS

         A. Subject to IMS's rights in its background technology and generic technology, all programs and software written for the BIG Entities or created or modified for the BIG Entities in anyway whatsoever, shall at all times be and remain the exclusive property of the BIG Entities.

         B. Background Technology. The BIG Entities acknowledge that IMS owns or holds a license to use and sublicense various pre-existing or independently developed tools, routines, subroutines, software objects, source code, object code, and other programs, data, and materials that IMS may provide as part of the Services delivered to the BIG Entities. The





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BIG Entities agree that IMS shall retain any and all title rights it may have in such background technology, and that this background technology, per se, does not constitute the BIG Entities' trade secrets. IMS hereby grants the BIG Entities a nonexclusive, perpetual, fully paid-up worldwide license to make, use, perform, display, reproduce, modify, distribute copies, and make derivative works of the background technology in the programs serviced and software authored under this Agreement in connection with the use of those serviced or authored programs.

         C. Generic Technology. The BIG Entities acknowledge that IMS will, in performing Services under this Agreement, develop various tools, routines, subroutines, software objects, and other programs, data and materials that are generic in nature. The BIG Entities agrees that this generic technology, per se, shall not constitute the BIG Entities' trade secrets and that IMS shall retain any and all rights to such generic technology. IMS hereby grants the BIG Entities a nonexclusive, perpetual, fully paid-up, worldwide license to make, use, perform, display, reproduce, modify, distribute copies and make derivative works of the generic technology in the programs serviced or authored under this Agreement in connection with the use of the those serviced or authored programs.


                                    SECTION 5

                               INSURANCE AND TAXES

         A. IMS shall be solely responsible for the withholding and payment of all taxes, both state and federal, all workers' compensation and unemployment insurance premiums and taxes, all social security taxes and any other employment fees, taxes or premiums of any kind relating to any employees of IMS providing Services hereunder. At no time shall employees of IMS be considered employees of the BIG Entities.

         B. IMS agrees to maintain minimum limits or participate on an appropriate percentage basis with the BIG Entities regarding insurance coverage during the term of this Agreement as follows:

         1. Workers' Compensation insurance

         2. Employers Liability - $250,000 limits

         3. Comprehensive General Liability to include both bodily injury and property damage - $500,000 limits

            IMS agrees to hold the BIG Entities harmless from direct out-of-pocket expenses of the BIG Entities which may result from IMS' failure to withhold these taxes or failure to conduct itself in accordance with applicable state and federal law in the performance of Services hereunder. However, IMS shall not be liable in any event for the BIG Entities' loss of profits, business good will or other consequential, special or incidental damages.





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                                    SECTION 6

                              SAFE WORK ENVIRONMENT

         A. IMS agrees that it will comply with all health and safety laws, regulations, ordinances, directives and rules imposed by controlling Federal, state and local governments.

         B. IMS agrees to comply, at its expense, with any specific directives from its workers' compensation carrier, or any government agency having jurisdiction over the work place, health or safety.

         C. IMS shall provide and insure use of all personal protective equipment, as required by Federal, state or local law, regulations, ordinances, directives or rules or as deemed necessary by the BIG Entities or by the BIG Entities' workers' compensation carrier.


                                    SECTION 7

                                   WARRANTIES

            IMS represents and warrants that all Services rendered by it in connection with the projects will be provided in accordance with professional standards for care and skill and in a diligent manner.

            The BIG Entities acknowledge that data processing and software coding entails the likelihood of some human and machine error, omissions, delays, and losses. The BIG Entities represent and warrant that it shall adopt reasonable measures to limit its exposure with respect to such potential losses and damages, including, without limitation, examining results from serviced programs prior to use thereof and providing for the identification and correction of errors.


                                    SECTION 8

                       DISCLAIMER OF ALL OTHER WARRANTIES

            IMS DOES NOT WARRANT THAT IT WILL BE ABLE TO MEET OR RESOLVE ANY OR ALL ERRORS, QUESTIONS, OR REQUESTS. All SERVICES ARE PROVIDED "AS IS". EXCEPT FOR THE EXPRESS WARRANTIES THAT ARE SET FORTH ABOVE, IMS MAKES NO ADDITIONAL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, AND ANY ACCOMPANYING CODE AND DOCUMENTATION. IN PARTICULAR, IMS DOES NOT WARRANT THAT THE OPERATION OF SERVICED PROGRAMS OR NEWLY AUTHORED PROGRAMS WILL AT ALL TIMES BE UNINTERRUPTED AND ERROR-FREE. IMS EXPRESSLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.




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                                    SECTION 9

                             LIMITATION OF LIABILITY

            IN THE EVENT OF A DEFAULT BY IMS RELATED TO THE SERVICES TO BE PROVIDED HEREUNDER, THE BIG ENTITIES SOLE AND EXCLUSIVE REMEDY SHALL BE THE REPERFORMANCE OF THE SERVICES TO BE PROVIDED BY IMS HEREUNDER OR, AT IMS'S OPTION, THE RETURN OF THE FEES ALLOCABLE TO THAT PORTION OF THE SERVICES THAT IS NONCONFORMING. IF THE ABOVE LIMITATION OF LIABILITY IS INEFFECTIVE, IN NO EVENT SHALL IMS'S LIABILITY FOR DAMAGES ARISING OUT OF OR RELATED TO ANY DEFAULT OF IMS HEREUNDER, WHETHER IN AN ACTION IN CONTRACT, TORT, OR OTHERWISE, EXCEED THE TOTAL FEES ACTUALLY PAID BY THE BIG ENTITIES TO IMS HEREUNDER FOR THE SPECIFIC PROJECT TO WHICH THE DEFAULT RELATED DURING THE TWELVE (12) MONTHS IMMEDIATELY PRECEDING THE DATE OF SUCH DEFAULT BY IMS.

            THE SECTIONS ON LIMITATIONS ON LIABILITY, WARRANTIES, AND DISCLAIMERS OF WARRANTIES ALLOCATE THE RISKS OF THE PARTIES. THIS ALLOCATION IS REFLECTED IN THE PRICING OF THIS AGREEMENT AND IS AN ESSENTIAL ELEMENT OF THE BASIS OF THE BARGAIN BETWEEN THE PARTIES.


                                   SECTION 10

                                  SEVERABILITY

            All agreements and covenants contained herein are severable and in the event any of them shall be held to be illegal, invalid or unenforceable by any Court of competent jurisdiction, this Agreement shall be interpreted as if such illegal, invalid, or unenforceable agreements or covenants were not contained herein.



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                                   SECTION 11

                                 ATTORNEYS' FEES

            The parties hereto agree that, in the event of any legal action in connection with this Agreement, the prevailing party shall be entitled to recover all of its legal expenses, including reasonable attorney's fees and costs, whether the same are incurred in connection with trial or appeal, and to have the same awarded as part of the judgment in the proceeding in which such legal expenses and attorneys' fees were incurred.


                                   SECTION 12

                                  CHOICE OF LAW

            This Agreement shall be construed in accordance with and governed by the laws of the State of Florida, with the exception of the conflict of laws provisions. The state and federal courts of competent jurisdiction in Pinellas County, Florida, will have sole and exclusive jurisdiction for any claims or suits arising out of this Agreement. The venue for any action brought to enforce any of the provisions hereof shall be Pinellas County, Florida and any action commenced in any other forum shall be removed to a court of competent jurisdiction in Pinellas County, Florida.


                                   SECTION 13

                           RELATIONSHIP OF THE PARTIES

            No agency, partnership, joint venture, or employment relationship is created between IMS and the BIG Entities by this Agreement. Neither party has any authority, express or implied, to create any obligation or responsibility on behalf of the other party. This Agreement creates no third party beneficiary right of action upon any person or entity in any manner whatsoever.


                                   SECTION 14

                                ENTIRE AGREEMENT

            This Agreement including the exhibits and addenda hereto expresses the whole and entire agreement between the parties and supersedes all prior agreements and understandings. This Agreement cannot be modified or changed by oral agreement. Any modification or amendment shall be in writing and signed by all parties.





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         IN WITNESS WHEREOF, the parties hereto, through their respective duly authorized officers, have caused this Agreement to be executed as of the day and year first above set forth.


                                            Bankers Insurance Group, Inc.



Attest:
/s/ Richard Torra                           By:     /s/ G. Kristen Delano
-------------------------------------          --------------------------------

                                            Title:  Secretary
                                                  -----------------------------


Witness:                                    Insurance Management Solutions, Inc.


/s/ Christopher P. Breakiron                By:     Jeffrey S. Bragg
-------------------------------------          --------------------------------

                                            Title:  COO
                                                  -----------------------------


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                                   EXHIBIT "A"

            1. Internal Associates: Hourly Rate = $125.00

            2. External Contractors: Actual Cost Plus 5%




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                                                                       No.
                                                                          -----

                                    ADDENDUM
                     TO TECHNICAL SUPPORT SERVICES AGREEMENT
                              DATED APRIL, 1, 1999

IMS Project Manager:
                    ---------------------------------------------------
BIG Project Manager:
                    ---------------------------------------------------
Travel is authorized to
                       ------------------------------------------------


Description of services to be designed, developed, maintained, or enhanced:





Estimated Cost $                                                   $
                                                                    -----------
Estimated Hours to Complete
                                                                    -----------

Both estimated hours and costs represent a good faith effort on the part of IMS to estimate the time and cost necessary to complete the assignment. IMS based its estimates on information provided by BIG [put in specific BIG Entity]. Final costs and hours may differ from the above estimates. BIG [put in specific BIG Entity] shall have the right to review both the hours and the costs associated with the project on an ongoing basis.

                                           Bankers Insurance Group, Inc.


Attest:

                                           By:
-------------------------------------         ---------------------------------

                                           Title:
                                                 ------------------------------

Witness:                                   Insurance Management Solutions, Inc.


                                           By:
-------------------------------------         ---------------------------------

                                           Title:
                                                 ------------------------------


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